UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ALCOA CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

On March 19, 2024, Alcoa Corporation (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Original Proxy Statement”) and the related proxy card (the “Original Proxy Card”) with the Securities and Exchange Commission. The Original Proxy Card inadvertently omitted reference to one of the Company’s director nominees in Proposal 1 (Carol L. Roberts) who is described as a director nominee in the Original Proxy Statement. The purpose of filing this supplement is to include a revised proxy card to correct such omission. No other changes have been made.

Alcoa

201 ISABELLA STREET, SUITE 500
PITTSBURGH, PA 15212

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 9, 2024 or by 11:59 p.m. Eastern Daylight Time on May 7, 2024 for shares held in an Alcoa savings plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AA2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 9, 2024 or by 11:59 p.m. Eastern Daylight Time on May 7, 2024 for shares held in an Alcoa savings plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V33712-P06313 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALCOA CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE LISTED IN ITEM 1, FOR ITEMS 2 AND 3, AND AGAINST ITEM 4.

1. Election of 10 director nominees to serve for one-year terms expiring in 2025	For	Against	Abstain
1a. Steven W. Williams	☐	☐	☐
1b. Mary Anne Citrino	☐	☐	☐
1c. Pasquale (Pat) Fiore	☐	☐	☐
1d. Thomas J. Gorman	☐	☐	☐
1e. James A. Hughes	☐	☐	☐
1f. Roberto O. Marques	☐	☐	☐
1g. William F. Oplinger	☐	☐	☐
1h. Carol L. Roberts	☐	☐	☐
1i. Jackson (Jackie) P. Roberts	☐	☐	☐
1j. Ernesto Zedillo	☐	☐	☐

	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for 2024	☐	☐	☐
3. Approval, on an advisory basis, of the Company's 2023 named executive officer compensation	☐	☐	☐
4. Stockholder proposal requesting the preparation of an annual report on lobbying activities, if properly presented	☐	☐	☐

Please sign exactly as your name or names appear(s) on this proxy card. If shares are held jointly, EACH holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Alcoa Corporation Annual Meeting of Stockholders Friday, May 10, 2024, 9:30 a.m. Eastern Daylight Time www.virtualshareholdermeeting.com/AA2024 Important Notice Regarding the Availability of Proxy Materialsfor the Annual Meeting of Stockholders to be held on May 10, 2024 The Notice, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com V33713-P06313 Alcoa Corporation 201 Isabella Street, Suite 500 Pittsburgh, PA 15212 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoint(s) William F. Oplinger, Andrew Hastings, and Marissa P. Earnest, and each of them, attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Alcoa Corporation the undersigned is/are entitled to vote, including with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Alcoa Corporation to be held on May 10, 2024, and at any adjournment or postponement thereof. The shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will vote FOR each nominee listed in Item 1 (Election of 10 Director Nominees to Serve for One-Year Terms Expiring in 2025), FOR Item 2 (Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2024), FOR Item 3 (Approval, on an Advisory Basis, of the Company’s 2023 Named Executive Officer Compensation),and AGAINST Item 4 (Stockholder Proposal Requesting the Preparation of an Annual Report on Lobbying Activities, if Properly Presented).The proxies are authorized to vote, in their discretion and to the extent permitted by applicable law or rule, upon other matters that may arise during the 2024 Annual Meeting (including, without limitation, to adjourn the 2024 Annual Meeting). The deadline for voting online or by telephone is 11:59 p.m. Eastern Daylight Time on May 9, 2024. If you vote by mail, your proxy card must be received before the 2024Annual Meeting for your vote to be counted. This card also serves as voting instructions to the trustee of each employee savings plan sponsored by Alcoa, its subsidiaries or affiliates with respect to shares of common stock of Alcoa Corporation held by the undersigned under any such plans. If you hold shares in an Alcoa savings plan, your voting instructions must be received by 11:59 p.m. Eastern Daylight Time on May 7, 2024, or the trustee will vote your plan shares in the same proportion as those plan shares for which instructions have been received. Your vote on the election of directors and the other proposals described in the accompanying Proxy Statement may be specified on the reverse side. If properly signed, dated and returned, this proxy will be voted as specified on the reverse side or, if no choice is specified, this proxy will be voted in accordance with the recommendations of the Board of Directors. Continued and to be signed on reverse side